Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of MAXXAM Inc., a
Delaware corporation (the ACompany@), does hereby certify that:

(a)           the accompanying Annual Report on Form 10-K/A for the year ended December 31, 2007 of the Company (the AReport@) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   April 30, 2008                                                                                             /S/   CHARLES E. HURWITZ
                                   Charles E. Hurwitz
                                    Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).